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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 26, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
         Agreement, dated as of September 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-52CB, Mortgage
                Pass-Through Certificates, Series 2005-52CB).

                                  CWALT, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                     333-125902                87-0698307
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

4500 Park Granada
Calabasas, California                                              91302
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(Address of principal                                            (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events.
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Filing of Other Materials
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      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWALT, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Alternative Loan Trust 2005-52CB, Mortgage Pass-Through Certificates, Series 2005-52CB (the "Certificates").

Incorporation of Certain Documents by Reference
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      In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP and PricewaterhouseCoopers to the use of their respective names and the incorporation by reference of their respective reports in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.2.




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated July 25, 2005 and the prospectus supplement dated on or about September 26, 2005 (collectively, the "Prospectus"), of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2005-52CB.


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Item 9.01.  Financial Statements and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      Exhibit No.    Description
      -----------    -----------

      23.1           Consent of PricewaterhouseCoopers LLP

      23.2           Consent of PricewaterhouseCoopers


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CWALT, INC.



                                          By: /s/ Darren Bigby
                                              ---------------------------------
                                              Darren Bigby
                                              Vice President



Dated:  September 26, 2005


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                                 Exhibit Index
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Exhibit No.    Description
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23.1           Consent of PricewaterhouseCoopers LLP

23.2           Consent of PricewaterhouseCoopers